SUPPLEMENT DATED JULY 23, 2010
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2010

This supplement revises the Pacific Select Fund (Fund) prospectus dated May 1, 2010 (Prospectus). The changes within this supplement are currently in effect unless otherwise noted. This supplement must be preceded or accompanied by the Fund Prospectus. Remember to review the Prospectus for other important information.

INFORMATION REGARDING REORGANIZATION OF PORTFOLIOS:

At the June 2010 Board meeting, the Fund’s Board, including a majority of the independent trustees, approved a plan of reorganization for the transfer of assets of the Equity Portfolio into the Main Street Core Portfolio and a plan of reorganization for the transfer of assets of the equity portion of the Multi-Strategy Portfolio into the Main Street Core Portfolio and fixed income portion of the Multi-Strategy Portfolio into the Managed Bond Portfolio. These two separate plans of reorganization (each a Plan) provide for: (i) the transfer of all of the assets of the Equity and Multi-Strategy Portfolios (the Acquired Portfolios) into the Main Street Core and Managed Bond Portfolios (the Surviving Portfolios), as described above, in exchange for shares of the respective Surviving Portfolios; (ii) assumption of all of the liabilities of the Acquired Portfolios by the respective Surviving Portfolios; and (iii) the distribution of the Surviving Portfolios’ shares to the shareholders of the Acquired Portfolios in complete liquidation of the Acquired Portfolios (together, the Reorganizations).

The Board has determined that the Reorganizations are advisable, that participation in the Reorganizations are in the best interest of the Acquired and Surviving Portfolios’ shareholders and that the interests of the Acquired and Surviving Portfolios’ shareholders will not be diluted as a result of the Reorganizations. Each Plan requires approval by a majority of the outstanding shares of the respective Acquired Portfolios. A date will be chosen by an officer of the Fund (the Record Date), which will be the date used when determining the number of outstanding shares and the shareholders of record of the Acquired Portfolios (the Record Shareholders). Each Plan will be submitted to those Record Shareholders for their consideration at a meeting (the Shareholder Meeting). Prior to that Shareholder Meeting, Record Shareholders of the Acquired Portfolios will be sent a proxy statement/prospectus which will contain detailed information concerning the Reorganizations.

If the Reorganization of the Equity Portfolio is approved, shareholders of that portfolio will become shareholders of the Main Street Core Portfolio on the closing date of that Reorganization. If the Reorganization of the Multi-Strategy Portfolio is approved, shareholders of that portfolio will become shareholders of the Main Street Core and Managed Bond Portfolios on the closing date of that Reorganization. It is anticipated that approximately 55% of a shareholder’s interest in the Multi-Strategy Portfolio will be converted into interests in the Main Street Core Portfolio and approximately 45% into interests in the Managed Bond Portfolio. For information on any of these portfolios, see the Prospectus.

Provided the Reorganizations are approved and once closed, all references to the Equity and Multi-Strategy Portfolios are deleted. Other than the proxy statement/prospectus, no further notification regarding the completion of the Reorganizations will be sent unless the Reorganizations do not occur.

Transfers out of Acquired Portfolios — Shareholders of the Equity Portfolio who do not wish to be invested in the Main Street Core Portfolio may transfer into another portfolio of the Fund. Similarly, shareholders of the Multi-Strategy Portfolio who do not wish to be invested in the Main Street Core and Managed Bond Portfolios may transfer into another portfolio of the Fund. Shareholders will be allowed 1 (one) transfer out of each Acquired Portfolio, as applicable, for 30 days prior to the date of Reorganization or 1 (one) transfer out of each Surviving Portfolio, as applicable, for 30 days after the date of Reorganization, without the transfer counting as a transfer under the Fund’s policy with respect to limitations on transfers. If each Plan is approved by a majority of the outstanding shares of the respective Acquired Portfolios and certain conditions required by each Plan are satisfied, the Reorganizations are expected to be effective as of the close of business on October 29, 2010, or such other date as the parties may agree (the Closing Date).

OTHER CHANGES TO PACIFIC SELECT FUND:

Cash Management Portfolio — PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees to the extent necessary to prevent earnings from falling below the level of the portfolio’s expenses (to prevent a negative yield), although there can be no assurance that a negative yield will not occur. Such waiver and reimbursement is voluntary and can be changed or terminated at any time without notice. Unlike many money market funds, this portfolio is not managed to maintain a constant net asset value (NAV) per share; instead, the NAV for this portfolio changes with the value of its investments.

Floating Rate Loan Portfolio — In the Portfolio Summaries section, the third sentence in the Principal investment strategies subsection, on page 10 of the Prospectus, is deleted and replaced with the following:

Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans in which the portfolio invests include senior loans of domestic and foreign issuers.

Inflation Managed Portfolio — In the Portfolio Summaries section, the foreign investments risk in the Principal risks subsection, on page 15 of the Prospectus, is deleted and replaced with the following:

•	foreign investments and currency risk — foreign investments may expose the portfolio to potential losses and volatility resulting from changes in currency exchange rates, unstable political and economic conditions, a lack of information, differences in the way securities markets operate, relatively lower market liquidity, less stringent or different financial reporting and accounting standards and controls, foreign taxation issues and foreign controls on investment. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar against those other currencies.

Short Duration Bond Portfolio — The address for Goldman Sachs Asset Management, L.P. on page 163, is deleted and replaced with 200 West Street, New York, NY 10208.

American Funds Growth Portfolio — The third paragraph in the Principal investment strategies subsection, on page 22 of the Prospectus, and the third paragraph in the Investments and strategies subsection on page 110 of the Prospectus, are deleted and replaced with the following:

The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States.

Comstock Portfolio —
Effective June 1, 2010 Invesco Advisers, Inc. (Invesco) assumed management of the Comstock Portfolio (as described on pages 27 and 166 of the Prospectus). References to Morgan Stanley Investment Management Inc. with respect to the Comstock Portfolio, throughout the Prospectus, are replaced with Invesco. The individuals listed on pages 27 and 166 for the Comstock Portfolio have the title of “Portfolio Manager” with Invesco.

On page 166, the introductory paragraph is deleted and replaced with the following:

As lead portfolio manager, Mr. Holt generally has final authority over all aspects of the portfolio’s investments.

A new portfolio manager is added to the Comstock Portfolio as follows:

The following is added to page 27: Matthew Seinsheimer, CFA, Portfolio Manager, Since 2010.

The following is added to page 166:

Matthew Seinsheimer, CFA	Portfolio manager of Invesco and/or its affiliates since 2000. Mr. Seinsheimer joined Invesco as a senior analyst in 1998. He has over 17 years of investment experience. Mr. Seinsheimer has a BA from Southern Methodist University and an MBA from The University of Texas at Austin.

Mid-Cap Equity Portfolio — The second sentence in the Principal investment strategies subsection, on page 46 of the Prospectus, and the second sentence of the first paragraph in the Investments and strategies subsection, on page 117 of the Prospectus, are deleted and replaced with the following:

The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of March 31, 2010, the market capitalization range for the Russell Midcap Index was approximately $105 million to $17.75 billion.

Small-Cap Equity Portfolio — The last paragraph and the introductory sentence to the last paragraph in the Investments and strategies section on page 120 of the Prospectus are deleted and replaced with the following:

In addition to the principal investments and strategies noted above, the managers may invest as follows:

Blackrock may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, Blackrock frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Franklin may also invest in foreign securities.

Small-Cap Value Portfolio — All information pertaining to R. Burns McKinney, for NFJ Investment Group LLC, on pages 59 and 166 of the Prospectus is deleted.

Technology Portfolio — The following changes are effective September 1, 2010:

The information in the Principal investment strategies subsection, on page 64, is deleted and replaced with the following:

This portfolio invests at least 80% of its assets in equity securities of technology companies and technology-related companies. This portfolio may invest in companies of all sizes and may invest a significant percentage of its assets in small-and mid-capitalization companies. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including up to 10% in emerging market countries.

The information in the Investments and strategies subsection, on page 123, is deleted and replaced with the following:

This portfolio invests at least 80% of its assets in equity securities of technology companies and technology-related companies. These companies are those which the manager expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products or services. Technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, communications, information, health care, medical technology and technology services, including the internet. This portfolio may invest in companies of all sizes and may invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including up to 10% in emerging market countries.

The manager uses a bottom-up stock selection approach. This means that the manager uses extensive in-depth research into specific companies to find those companies that it believes offer the greatest prospects for long-term growth of capital. In selecting individual securities, the manager looks for companies that it believes display or are expected to display: robust growth prospects, high profit margins or return on capital, attractive valuation relative to expected earnings or cash flows, quality management, and/or unique competitive advantages.

The manager generally sells a security if the manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, and/or more attractive investment opportunities are believed to be available.

In addition to the principal investments and strategies noted above, the portfolio may also invest as follows:

The manager may use derivatives, such as options and futures contracts generally, to try to increase returns, to try to hedge against changes in interest rates and/or market declines, to provide equity exposure to the portfolio’s cash position, as a substitute for securities, and/or to otherwise help achieve the portfolio’s investment goal. Forward foreign currency contracts may be used to hedge against changes in currency exchange rates.

All information pertaining to Wayne M. Collette, for Columbia Management Investment Advisers, LLC (CMIA), (formerly called RiverSource Investments, LLC (RiverSource)), on pages 65 and 162 of the Prospectus, is deleted and replaced with the following:

	Portfolio Manager and	Experience
The following is added to page 65:	Primary Title with Management Firm	with Portfolio

	Paul H. Wick, Team Leader and Portfolio Manager	Since 2010
	Reema D. Shah, Portfolio Manager	Since 2010
	Ajay Diwan, Portfolio Manager	Since 2010
	Richard M. Parower, CFA, Portfolio Manager	Since 2010
	Sangeeth Peruri, Portfolio Manager	Since 2010

The following is added to page 162:

Paul H. Wick	Portfolio manager since 1990 at CMIA. Mr. Wick has since 1989 lead the Seligman Technology Group at CMIA, which manages public and private technology assets. Prior to RiverSource’s acquisition of J. & W. Seligman & Co. Incorporated (Seligman) in 2008, Mr. Wick was a managing director of Seligman, which he had joined in 1987. He has over 23 years of investment experience. Mr. Wick has a BA from Duke University and an MBA from the Fuqua School of Business at Duke University.

Reema D. Shah	Portfolio manager since 2006 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Ms. Shah was a managing director of Seligman, which she had joined in 2000. She has over 14 years of investment experience. Ms. Shah has a BA/BS from the University of Pennsylvania and an MBA from Northwestern University.

Ajay Diwan	Portfolio manager since 2006 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Diwan was a managing director of Seligman, which he had joined in 2001. He has over 20 years of investment experience. Mr. Diwan has a BS from Case Western Reserve University and an MBA from Columbia University.

Richard M. Parower, CFA	Technology team member since 2000 and portfolio manager since 2002 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Parower was a managing director of Seligman, which he had joined in 2000. He has over 20 years of investment experience. Mr. Parower has a BA from Washington University and an MBA from Columbia University.

Sangeeth Peruri	Technology team member since 2000 and portfolio manager since 2006 at CMIA. Prior to RiverSource’s acquisition of Seligman in 2008, Mr. Peruri was a managing director of Seligman, which he had joined in 2000. He has over 13 years of investment experience. Mr. Peruri has a BA from Brown University.

International Large-Cap Portfolio — in the Portfolio Summaries and the Additional Information About Investments, Strategies and Risks sections on pages 68 and 124, respectively, the following is added at the end of the Principal investment strategies and investments and strategies subsections, respectively:

The top five countries and their approximate percentage of the portfolio’s net assets as of June 30, 2010 were: United Kingdom 17.2%, Switzerland 15.5%, France 14.9%, Germany 11.3%, and Japan 11.1%.

PD High Yield Bond Market Portfolio — All information pertaining to Elya Schwartzman, for SSgA Funds Management, Inc., on pages 91 and 169 of the Prospectus, is deleted and replaced with the following:

The following is added to page 91: Michael J. Brunell, CFA, Principal, Since 2010.

The following is added to page 169:

Michael J. Brunell, CFA	Principal of SSgA FM. He has been a member of SSgA FM’s fixed income portfolio management team since 2004. Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETF’s which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell has been working in the investment management field since 1993. He holds a BS in Business Administration from Saint Michael’s College and an MS in Finance from Boston College.

Short Duration Bond, Comstock, Growth LT, Large-Cap Value, Main Street Core, Mid-Cap Equity, Mid-Cap Growth, Technology, International Large-Cap, International Small-Cap and International Value Portfolios — In the Additional information about investments, strategies and risks section, beginning on page 104 of the Prospectus, the “Forward commitment risk” bullet is added into the respective Risks subsections.

Emerging Markets (pages 66 and 124), International Small-Cap (pages 70 and 125), International Value (pages 72 and 126 ), PD International Large-Cap (pages 100 and 136), and PD Emerging Markets (pages 102 and 137 ) Portfolios  — In the Portfolio Summaries and the Additional Information About Investments, Strategies and Risks sections, the following is added in the:

Principal investment strategies and investments and strategies subsections, respectively:

The portfolio may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

The top five countries and their approximate percentage of net assets as of June 30, 2010 were:

Portfolio	Countries and Percentage

Emerging Markets:	India 14.3%, Brazil 14.3%, Hong Kong 9.4%, Mexico 9.0% and Taiwan 7.1%
International Small-Cap:	Japan 22.4%, United Kingdom 17.0%, Canada 10.1%, Australia 6.1%, and Germany 6.0%
International Value:	United Kingdom 25.3%, Japan 23.3%, France 12.6%, Germany 9.4%, and Australia 5.8%
PD International Large-Cap:	Japan 21.3%, United Kingdom 19.1%, Canada 10.1%, France 8.0%, and Australia 6.9%
PD Emerging Markets:	India 12.8%, South Korea 12.1%, Taiwan 11.8%, Brazil 10.9% and South Africa 9.2%

Principal risks and Risks subsections, respectively:

•	geographic concentration risk — concentrating investments in a single country, a limited number of countries, or a particular geographic region makes the portfolio more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.

SUPPLEMENT DATED JULY 23, 2010 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2010 (“SAI”) and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information.

ORGANIZATION AND MANAGEMENT OF THE FUND

In the Management Information section, information on the following officer and trustee, on pages 60 and 62 of the SAI, are deleted and replaced with the following:

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of time Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10 (President 1/07 to 12/09 and Executive Vice President 6/06 to 1/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present), Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03) of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	69

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (7/10 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.	69

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In the Board of Trustees section, the third sentence of the Deferred Compensation Agreements sub-section, on page 65, and the first sentence of footnote #1 of the Beneficial Interest of Trustees chart, on page 67 of the SAI, are deleted and replaced with the following:

A trustee who defers compensation has the option to select credit rate options that track the performance of Class A and P shares, as applicable, of the corresponding series of the Pacific Life Funds without a sales load.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

In the Compensation Structures and Methods section, on pages 87 and 88 of the SAI, the information regarding Columbia Management is deleted and replaced with the following:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

In the Other Accounts Managed section, beginning on page 99 of the SAI, the information in the Asset Based Fees table regarding R. Burns McKinney with respect to the Small-Cap Value Portfolio and Elya Schwartsman with respect to the PD High Yield Bond Market Portfolio are deleted and replaced with information regarding Matthew Seinsheimer and Michael J. Brunell, respectively. Information regarding Wayne M. Collette with respect to the Technology Portfolio is deleted and replaced with information regarding Paul H. Wick, Reema D. Shah, Ajay Diwan, Richard M. Parower and Sangeeth Peruri, effective September 1, 2010.

	ASSET BASED FEES
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Technology
Paul H. Wick[1]	5	$4,383,238,213	5	$1,818,747,236	6	$286,846,298
Reema D. Shah[1]	4	$4,113,921,595	5	$1,818,747,236	8	$291,806,292
Ajay Diwan[1]	5	$4,383,238,213	5	$1,818,747,236	7	$284,384,156
Richard M. Parower[1]	4	$4,113,921,595	5	$1,818,747,236	9	$330,715,130
Sangeeth Peruri[1]	2	$3,603,174,835	3	$74,422,300	9	$20,901,487

Comstock
Matthew Seinsheimer[1]	5	$2,392,400,000	None	N/A	259	$61,700,000

PD High Yield Bond Market
Michael J. Brunell[1]	20	$22,980,000,000	79	$39,610,000,000	199	$80,200,000,000

[1]	The number of accounts and total assets in the accounts for this portfolio manager are as of May 31, 2010

In the Material Conflicts of Interest section, on pages 110 through 112 of the SAI, the information regarding Columbia Management is deleted and replaced with the following:

Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, Columbia Management monitors a variety

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of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

Columbia Management has a fiduciary responsibility to all of the clients for which it manages accounts. Columbia Management seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. Columbia Management has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts listed in this SAI, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. Columbia Management’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, on page 129 of the SAI, the third paragraph is deleted and replaced with the following:

Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for the Portfolios are generally posted approximately three to five business days following month-end. There may be additional delay for certain Portfolios, as indicated on the website. The Adviser reserves the right to post holdings for any Portfolio more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law. This information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.htm, within the Annuities and Life Insurance prospectus sections within each individual product prospectus section under “Additional Pacific Select Fund Information.”

Form No. 15-30831-00
PSFSAI710
85-30832-00